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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
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                                December 1, 2000

                               Crosswalk.com, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    00-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)

                                 (703) 968-4808
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              (Registrant's telephone number, including area code)


        Current Report Pursuant to Section 13 or 15(d) of The Securities
                              Exchange Act of 1934


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Item 6. Resignation of Registrant's Directors.

In a letter dated November 28, 2000 addressed to the Chairman of the Board of Directors of Crosswalk.com, Inc. ("Crosswalk"), Mr. Stephen M. Wike tendered his resignation as a director of Crosswalk. In this letter, Mr. Wike expressed disappointment over the August 1999 acquisition of Wike Associates by Crosswalk. A copy of this letter is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) not applicable

(b) not applicable

(c) Exhibit 99.1 Letter from Stephen M. Wike to Mr. James G. Buick, Chairman of the Board of Directors of Crosswalk.com Inc., indicating the resignation of Stephen M. Wike from its Board of directors.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Crosswalk.com, Inc.


Date: December 1, 2000                 By:  /s/ William M. Parker
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                                              William M. Parker
                                              Chief Executive Officer and
                                              President